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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Asymetrix Learning Systems, Inc.:

    We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the filing on Form S-3.

/s/ KPMG LLP
Seattle, Washington
October 21, 1999